                           DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           EQUITY INVESTOR FUND
                           SELECT S&P INDUSTRIAL PORTFOLIO
                           2000 SERIES G
                           (A UNIT INVESTMENT TRUST)

                           -  TOTAL RETURN FROM:
                           -- CAPITAL APPRECIATION
                           -- CURRENT DIVIDEND INCOME
                           -  OPTIONAL REINVESTMENT OF CASH DISTRIBUTIONS

SPONSORS:                  -----------------------------------------------------
MERRILL LYNCH,             The Securities and Exchange Commission has not
PIERCE, FENNER & SMITH     approved or disapproved these Securities or passed
INCORPORATED               upon the adequacy of this prospectus. Any
SALOMON SMITH BARNEY INC. representation to the contrary is a criminal offense. DEAN WITTER REYNOLDS INC. Prospectus dated November 13, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds-Registered Trademark-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   - Fixed Portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
   - Professional Research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   - Ongoing Supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

CONTENTS

                                                    PAGE
                                                    ----
Risk/Return Summary...............................    3
What You Can Expect From Your Investment..........    9
  Income..........................................    9
  Records and Reports.............................    9
The Risks You Face................................    9
  Concentration Risk..............................    9
  Litigation and Legislation Risks................    9
Selling or Exchanging Units.......................    9
  Sponsors' Secondary Market......................   10
  Selling Units to the Trustee....................   10
  Rollover/Exchange Option........................   11
How The Fund Works................................   11
  Pricing.........................................   11
  Evaluations.....................................   12
  Income..........................................   12
  Expenses........................................   12
  Portfolio Changes...............................   14
  Portfolio Termination...........................   14
  No Certificates.................................   14
  Trust Indenture.................................   14
  Legal Opinion...................................   15
  Auditors........................................   15
  Sponsors........................................   15
  Trustee.........................................   15
  Underwriters' and Sponsors' Profits.............   16
  Public Distribution.............................   16
  Code of Ethics..................................   17
  Year 2000 Issues................................   17
  Advertising and Sales Material..................   17
Taxes.............................................   18
Supplemental Information..........................   20
Financial Statements..............................   21
  Report of Independent Auditors..................   21
  Statement of Condition..........................   21

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE PORTFOLIO'S OBJECTIVE?
 - The Portfolio seeks total return through a combination of current dividend income and capital appreciation.

 - Its strategy is to invest in a fixed portfolio of approximately equal amounts of the 15 highest dividend-yielding common stocks in a pre-screened subgroup of the Standard & Poor's Industrial Index.

   You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of dividend income.

 2. WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
 - We selected the 15 stocks in the Portfolio through the following screening process.

   -- We began with the Standard & Poor's Industrial Index.

   -- Next, we chose securities ranked either A or A+ by Standard & Poor's
      Earnings and Dividend Rankings for Common Stock. Standard & Poor's determines its stock ratings primarily on the growth and stability of per-share earnings and dividends. It assigns a symbol to each stock, which ranges from A+ for the highest ranked stocks to D for those stocks Standard & Poor's considers to be the most speculative. These rankings are not intended to predict stock price movements.

   -- To prevent overlap with other Defined Asset Fund Portfolios offered by the Sponsors, we eliminated any stocks also included in the Dow Jones Industrial Average (DJIA).

   -- We then ranked the remaining stocks by market capitalization from highest to lowest and eliminated the lowest 25 percent. This allows the Portfolio to avoid smaller, less liquid issues.

   -- From these stocks we selected the 15 stocks with the highest dividend yields, the prices of which may be undervalued.
 - The Portfolio plans to hold the stocks in the Portfolio for about one year. At the end of the year, we will liquidate the Portfolio and apply the same Strategy to select a new portfolio, if available.

 - Each Select S&P Industrial Portfolio is designed to be part of a longer term strategy. We believe that more consistent results are likely if the Strategy is followed for at least three to five years but you are not required to stay with the Strategy or to roll over your investment. You can sell your units any time.

 3. WHAT INDUSTRIES ARE REPRESENTED IN THE PORTFOLIO?
   Based upon the principal business of each issuer and current market values, the Portfolio represents the following industries:

                                                    APPROXIMATE
                                                     PORTFOLIO
                                                    PERCENTAGE
-Consumer Products                                        20%
-Diversified Manufacturing                                20%
-Food                                                     20%
-Chemicals-Diversified                                     7%
-Instruments-Controls                                      7%
-Office Automation & Equipment                             7%
-Retail                                                    7%
-Electric Products                                         6%
-Telecommunications                                        6%

--------------------------------------------------------------------------------
                               DEFINED PORTFOLIO
    ------------------------------------------------------------------------
Equity Investor Fund
Select S&P Industrial Portfolio 2000 Series G
Defined Asset Funds

                                           PERCENTAGE      CURRENT        PRICE
                                TICKER         OF         DIVIDEND      PER SHARE         COST TO
NAME OF ISSUER                  SYMBOL   PORTFOLIO (1)    YIELD (2)   TO PORTFOLIO     PORTFOLIO (3)
------------------------------------------------------------------------------------------------------

 1.  Newell Rubbermaid Inc.     NWL              6.62%        4.25%   $     19.7500     $ 23,107.50

 2.  Pitney Bowes, Inc.         PBI              6.66         4.07          28.0000       23,240.00

 3.  ConAgra Foods, Inc.        CAG              6.67         3.83          23.5000       23,265.00

 4.  The May Department Stores  MAY              6.68         3.35          27.7500       23,310.00
     Company

 5.  Albertson's, Inc.          ABS              6.62         3.09          24.5625       23,088.75

 6.  Rohm & Haas Company        ROH              6.72         2.76          28.9375       23,439.38

 7.  Textron, Inc.              TXT              6.75         2.43          53.5000       23,540.00

 8.  Avery Dennison             AVY              6.59         2.40          50.0000       23,000.00
     Corporation

 9.  ALLTEL Corporation         AT               6.65         2.10          62.7500       23,217.50

10.  Emerson Electric Co.       EMR              6.61         2.06          74.3750       23,056.25

11.  Johnson Controls, Inc.     JCI              6.73         1.96          57.2500       23,472.50

12.  The Gillette Company       G                6.75         1.88          34.6250       23,545.00

13.  Hersey Foods Corporation   HSY              6.58         1.86          60.3750       22,942.50

14.  Ingersoll-Rand Company     IR               6.66         1.84          36.8750       23,231.25

15.  The Clorox Company         CLX              6.71         1.83          46.0000       23,460.00
                                          -----------                                   -----------
                                               100.00%                                  $348,915.63
                                          ===========                                   ===========

----------------------------

(1)  Based on Cost to Portfolio.

(2) Current Dividend Yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on the security and dividing the result by its market value as of the close of trading on November 10, 2000.

(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on November 10, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

                        --------------------------------
The securities were acquired on November 10, 2000 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                        --------------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------

 4. WHAT ARE THE SIGNIFICANT RISKS?
   YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:

 - The common stocks in the Portfolio generally have attributes that have caused them to have lower prices or higher dividend yields relative to other equity securities in the subgroup.
   For example:

    -- the issuers may be having financial problems;

    -- the stocks may be out of favor with the market because of weak performance, poor earnings forecasts or negative publicity;

    -- the stocks may be reacting to general market cycles.
 - The market factors that caused the relatively low prices and high dividend yields of the stocks may not change.

 - Stock prices can be volatile.

 - Dividend rates on the stocks or share prices may decline during the life of the Portfolio.

 - The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed or they may no longer be included in the Standard & Poor's Industrial Index.

 5. IS THIS PORTFOLIO APPROPRIATE FOR YOU?
   Yes, if you want current dividend income and capital appreciation. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers in a variety of industries.

   The Portfolio is NOT appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an equity investment. It may not be appropriate for you if you are seeking preservation of capital or high current income.

 6. WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?

    UNITHOLDER FEES


                                                        AS A
                                                     PERCENTAGE
                                                     OF $1,000
                                                      INVESTED
                                                     ----------
Creation and Development Fee                        .30% max.*
  (.25% of nav, max.
  of .30% of your initial
  investment)
Sales Charges                                       2.50% max.**
                                                    ------------
Total Maximum Sales Charges (including creation     2.80% max.
and development fee)


------------


         * YOU WILL PAY LESS THAN THIS AMOUNT UNLESS THE AVERAGE NET ASSET VALUE (NAV) OF THE PORTFOLIO ON THE DATE OF COLLECTION IS CONSIDERABLY HIGHER THAN YOUR INITIAL INVESTMENT. SEE BELOW FOR A TABLE WITH EXAMPLES.
        ** YOU WILL PAY LESS THAN THIS AMOUNT IF YOU ARE ROLLING OVER AN INVESTMENT, SWAPPING INTO THIS FUND FROM OTHER DEFINED ASSET FUNDS OR UNIT TRUSTS, PURCHASING THROUGH CERTAIN FEE-BASED ACCOUNTS OR ELIGIBLE TO PAY A LOWER SALES CHARGE BASED ON MINIMUM AMOUNTS INVESTED. SEE PAGE 13 FOR FURTHER DETAILS.




ORGANIZATION COSTS per 1,000 units (deducted
 from Portfolio assets at the close of the
 initial offering period)
                                                $1.83



   ESTIMATED ANNUAL OPERATING EXPENSES



   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.



                                                       AMOUNT
                                          AS A % OF   PER 1,000
                                          NET ASSETS    UNITS
                                          ----------  ---------
Trustee's Fee                                 .091%     $0.90
Portfolio Supervision,
 Bookkeeping and
 Administrative Fees                          .071%     $0.70
Other Operating Expenses                      .070%     $0.70
                                           -------      -----
TOTAL                                         .232%     $2.30



   EXAMPLE


   This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.



   The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 Year  3 Years  5 Years  10 Years
$  324   $791    $1,284    $2,641

   CREATION AND DEVELOPMENT FEE

   The Creation and Development Fee is a charge of .25% collected at the end of the offering period which is generally 90 days. It compensates the Sponsors for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection.

   No portion of the Creation and Development Fee is applied to the payment of costs associated with marketing and distributing the Portfolio.


   The Creation and Development Fee may be more or less than .25% of your INITIAL INVESTMENT depending on the average net asset value on the date of collection. In no event, however, will you pay more than .30% of your initial investment.


   The following table shows how the Creation and Development Fee as a percentage of your initial investment may vary as average net asset value changes.


            AND AVERAGE
               DAILY
             NET ASSET         YOUR C & D
 IF YOUR     VALUE ON           FEE AS A
 INITIAL    THE DATE OF       PERCENTAGE OF
INVESTMENT  COLLECTION   YOUR INITIAL INVESTMENT
   WAS          IS              WOULD BE
------------------------------------------------
$1000          $1200                  .30%*
$1000          $1000                  .25%
$1000          $ 800                  .20%


-------------

    *  THIS REPRESENTS THE MAXIMUM CREATION AND DEVELOPMENT FEE.

   MARKETING AND DISTRIBUTION FEES

   You will pay an up-front sales fee of approximately 1.00%. In addition, ten monthly deferred sales charges of $1.50 per 1,000 units ($15.00 annually) will be deducted from the Portfolio's net asset value (February 1 and 15, 2001 and thereafter on the first day of every month through October 1, 2001).

   The sales fee covers the costs associated with marketing and distributing the Portfolio.

 7. HOW HAVE S&P INDUSTRIAL PORTFOLIOS PERFORMED IN THE PAST?
   The following table shows the actual annualized pre-tax returns to investors of prior Portfolios. The returns assume that investors reinvested all dividends and paid the maximum sales fees. The table also shows returns for the latest completed portfolios (through termination, not rollover), which are, in some cases, higher than the cumulative performance figures because market prices have declined since their completion dates. These figures reflect terminations through the quarter ended September 30, 2000. A portfolio may underperform for a variety of reasons. For example, portfolio stocks may have been chosen for specific characteristics that are at odds with the characteristics of the stocks driving the market at a given time. For example, we may have chosen value stocks at a time when growth stocks are performing well. Of course, past performance is no guarantee of future results.

              CUMULATIVE PERFORMANCE
                 (INCLUDING ANNUAL
            ROLLOVERS) THROUGH 9/30/00                LATEST COMPLETED PORTFOLIO
        -----------------------------------  ---------------------------------------------
        STARTING         ANNUALIZED                                     ANNUALIZED
SERIES    DATE             RETURN                  TERM                   RETURN
------  --------         ----------                ----                 ----------
A       1/22/97                       3.30%   2/17/99- 3/24/00                      -19.41%
B       2/24/97                       3.33    3/29/99- 4/28/00                      -19.95
C       4/21/97                       3.61    5/03/99- 6/02/00                      -19.06
D       6/9/97                       -1.54    6/21/99- 7/21/00                      -23.06
E       7/21/97                      -2.62    8/02/99- 9/01/00                      -19.64
F       9/8/97                        2.95    9/14/98-10/15/99                       -1.91
G       10/20/97                      0.56   10/26/98-12/03/99                        5.03
H       12/2/97                      -0.02   12/14/98- 1/14/00                      -10.68
J       1/8/98                       -0.74    1/11/99- 2/11/00                      -25.77

 8. HOW WOULD THE STRATEGY HAVE PERFORMED HISTORICALLY?
   The following table compares constructed performance of the Strategy Stocks (but not of any actual Portfolio) with actual performance of three general market indexes. Portfolio performance may vary from that of the indexes shown below for a variety of reasons. For example, the Portfolio has invested in a limited subset of index stocks, and therefore its performance may not keep pace with index performance to the extent the index is driven by stocks not held in the Portfolio. In addition, the Portfolio stocks may have been chosen for specific characteristics that are at odds with the characteristics of the stocks driving the market at a given time. For example, we may have chosen value stocks at a time when growth stocks are performing well. This constructed performance is no assurance of future results of either the Strategy or any Portfolio.

                         COMPARISON OF TOTAL RETURNS(1)
        (STRATEGY FIGURES REFLECT DEDUCTION OF SALES FEES AND EXPENSES)

YEAR                            STRATEGY (2)             S&P INDUSTRIAL INDEX             S&P 500 INDEX
-----------------------         ------------             --------------------             -------------
1973                                         -20.13%                      -14.61%                      -14.66%
1974                                          -5.35                       -26.54                       -26.47
1975                                          40.63                        36.78                        36.92
1976                                          30.89                        22.59                        23.53
1977                                          -6.53                        -8.20                        -7.19
1978                                           6.06                         7.50                         6.39
1979                                          26.47                        18.40                        18.02
1980                                          18.23                        32.98                        31.50
1981                                           7.67                        -6.69                        -4.83
1982                                          25.87                        20.14                        20.26
1983                                          24.72                        22.79                        22.27
1984                                          12.34                         4.09                         5.95
1985                                          29.98                        30.08                        31.43
1986                                          28.78                        18.54                        18.37
1987                                           2.52                         9.13                         5.67
1988                                          42.04                        15.80                        16.58
1989                                          35.40                        29.30                        31.11
1990                                           0.96                        -0.84                        -3.20
1991                                          27.06                        30.39                        30.51
1992                                          11.50                         5.63                         7.67
1993                                           2.28                         8.90                         9.97
1994                                          11.41                         3.75                         1.30
1995                                          36.68                        34.26                        37.10
1996                                          12.25                        22.70                        22.69
1997                                          33.34                        30.80                        33.10
1998                                          15.10                        33.43                        28.34
1999                                         -13.10                        25.66                        20.89
2000 through 9/30/00)                         -1.58                        -6.17                        -1.39
25.75 YEAR AVERAGE
    ANNUAL RETURN
    (9/30/00)                                 16.90                        16.33                        16.42
27.75 YEAR AVERAGE
    ANNUAL RETURN
    (9/30/00)                                 14.46                        13.15                        13.23

                                  DOW JONES
YEAR                      INDUSTRIAL AVERAGE (DJIA)
-----------------------   -------------------------
1973                                         -13.12%
1974                                         -23.14
1975                                          44.40
1976                                          22.72
1977                                         -12.71
1978                                           2.69
1979                                          10.52
1980                                          21.41
1981                                          -3.40
1982                                          25.79
1983                                          25.68
1984                                           1.06
1985                                          32.78
1986                                          26.91
1987                                           6.02
1988                                          15.95
1989                                          31.71
1990                                          -0.57
1991                                          23.93
1992                                           7.34
1993                                          16.72
1994                                           4.95
1995                                          36.48
1996                                          28.57
1997                                          24.78
1998                                          18.00
1999                                          27.01
2000 through 9/30/00)                         -6.28
25.75 YEAR AVERAGE
    ANNUAL RETURN
    (9/30/00)                                 15.90
27.75 YEAR AVERAGE
    ANNUAL RETURN
    (9/30/00)                                 13.02

------------------------------------

      To compute Total Returns, we add changes in market value and dividends
(1) that would have been received during the year, and divide the sum by the opening market value for the year. Return from a Portfolio will differ from constructed Strategy returns for several reasons including the following:
      - each Portfolio bears brokerage commissions in buying and selling stocks; Strategy returns do not reflect any commissions;
      - Strategy returns are for calendar years, while Portfolios begin and end on various dates;
      - units are bought and sold based on the closing stock prices on the exchange, while Portfolios may buy and sell stocks at prices during the trading day;
      -    Portfolios may not be fully invested at all times; and
      -    stocks in a Portfolio may not be weighted equally at all times.
(2)   When we ranked the common stocks by dividend yields (as described on page
      3), we based the yields on the latest dividend and the stock price at the market opening on the first trading day of the year.

 9. IS THE PORTFOLIO MANAGED?
   Unlike a mutual fund, the Portfolio is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsors are not likely to do so.

10. HOW DO I BUY UNITS?
   The minimum investment is $250.

   You can buy units from any of the Sponsors. The Sponsors are listed later in this prospectus.

UNIT PRICE PER 1,000 UNITS                          $999.89
(as of November 10, 2000)


   Unit price is based on the net asset value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs shown on page 4, to which no sales fee has been applied.


   The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.

11. HOW DO I SELL UNITS?
   You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee and the costs of liquidating securities to meet the redemption.

12. HOW ARE DISTRIBUTIONS MADE AND TAXED?
   The Fund pays distributions of any dividend income, net of expenses, on the 25th of March, May, July and September, 2001, if you own units on the 10th of those months. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio regardless of whether you reinvest your dividends in the Portfolio and regardless of the fact that a portion of the dividend payments may be used to pay expenses of the Portfolio. Foreign investors' shares of dividends will generally be subject to withholding taxes.

13. WHAT OTHER SERVICES ARE AVAILABLE?

   REINVESTMENT
   You may choose to reinvest your distributions into additional units of the Portfolio. Unless you choose reinvestment, you will receive your distributions in cash.

   EXCHANGE PRIVILEGES
   You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you any income it has received four times during its life. Reasons your income may vary are:

  - changes in the Portfolio because of additional securities purchased or sold;
  - a change in the Portfolio's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:

- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- a final report on Portfolio activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the portfolio, it is said to be "concentrated" in that industry, which makes the Portfolio less diversified. This Portfolio, however, is not concentrated in any particular industry.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:

  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating Securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in-kind.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and

  - for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next S&P Industrial Portfolio if one is available.

If you hold your Units with one of the Sponsors and notify your financial adviser by November 26, 2001, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new Select S&P Industrial Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates.

If you do not elect the rollover option by the above notification date, but later inform your financial professional that you want to invest in the next S&P Industrial Portfolio, you will recognize gain, if any, with respect to your pro rata share of each security in this Portfolio. You will not be entitled to claim a loss in respect of any security to the extent that the same security is included in your pro rata share of the next S&P Industrial Portfolio.

The Portfolio will terminate by December 27, 2001. However, the Sponsors may extend the termination date for a period no longer than 30 days without notice to Unit holders. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the Securities remaining in the Portfolio at that time (net of your share of expenses). Of course, you can sell your Units at any time prior to termination.

If you continue to hold your Units, you may exchange units of this Portfolio any time before this Portfolio terminates for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. In addition, you may exchange into this Fund from certain other Defined Asset Funds and unit trusts. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:

  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a monthly charge of $1.50 per 1,000 units and is accrued in ten monthly installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME

- The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;

  - expenses for keeping the Portfolio's registration statement current; and
  - Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.


The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.


Standard & Poor's is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.

S&P receives a minimal annual fee from the Portfolio to cover its license to the agent for the Sponsors of the use of the trademarks and trade names "Standard & Poor's", "S&P" and other trademarks and trade names, and the S&P Industrial Index.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.


The maximum sales fee (not including the creation and development fee) is 2.50%. If you hold units in certain eligible accounts offered by certain Sponsors, you will pay no sales fee. Employees and non-employee directors of the Sponsors may be charged a reduced sales fee of no less than $5.00 per 1,000 units. If your aggregate sales fee is less than the deferred sales fee, you will be given additional units which will decrease the effective maximum sales fee to the amount shown below.


The maximum sales fee is effectively reduced if you invest as follows:

                                                    YOUR MAXIMUM
                                                     SALES FEE
                  IF YOU INVEST:                      WILL BE:
                  --------------                    ------------
Less than $50,000                                        2.50%
$50,000 to $99,999                                       2.25%
$100,000 to $249,999                                     1.75%
$250,000 to $999,999                                     1.50%
$1,000,000 or more                                       0.75%

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio.

We decide whether to offer for sale units that we acquire in the secondary market after reviewing:

  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and
  - cost of maintaining a current prospectus.

If the Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  - it fails to perform its duties;

  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsors determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the Portfolio; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent auditors, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) P.O. Box 9051, Princeton, NJ 08543-9051
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor, New York, NY 10013
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor, New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

SPECIAL DEALER

PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas, New York, NY 10019

TRUSTEE

The Bank of New York, Unit Investment Trust Department, Box 974 Wall Street Station, New York, New York 10268-0974, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.


The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.


During the initial offering period, the Sponsors also may realize profits or sustain losses on units they hold. The profit or loss from the Portfolio will include the receipt of applicable sales charges, fluctuation in the price per unit, a loss of $293.10 on the initial deposit of the securities and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

Commercial banks and their securities broker subsidiaries that have agreements with the Sponsors may make units available to their customers as their agents. A portion of the sales charge will be retained or remitted to the banks.

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

Prudential Securities Incorporated, which will participate only in rollover sales, will receive a preferred dealer concession of $13.00 per 1,000 units of this Portfolio.

Any dealer who sells an aggregate of $700 million worth of primary market units of Defined Asset Funds unit investment trusts during any calendar year may qualify as a special dealer, and will be entitled to the dealer concession stated below on units purchased during the calendar year immediately following the year in which the dealer qualified as a special dealer. The Sponsors may discontinue offering units with a special dealer concession at any time and without notice.

                                                    SPECIAL DEALER CONCESSION AS
                                                        A PERCENTAGE OF THE
AMOUNT PURCHASED                                       PUBLIC OFFERING PRICE
----------------                                    ----------------------------
Less than $50,000                                                    2.475%
$50,000 to $99,999                                                   2.225%
$100,000 to $249,999                                                 1.725%
$250,000 to $999,999                                                 1.475%
$1,000,000 and over                                                  0.725%

CODE OF ETHICS

The Portfolio and the Agent for the Sponsors have each adopted a code of ethics requiring pre-clearance and reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date, we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in the Portfolio. We cannot predict whether any impact will be material to the Portfolio as a whole.

ADVERTISING AND SALES MATERIAL

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline; how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options available for certain types of funds including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Advertising and sales literature may contain cumulative past performance of the hypothetical Strategy, either in dollars or average annualized returns (changes in market prices with dividends reinvested at year ends) for various periods, compared to the Standard & Poor's 500 Index, the S&P Industrial Index and the Dow Jones Industrial Average. Strategy figures reflect deduction of Portfolio sales charges and estimated expenses.

This contrarian Strategy is based on principles that time in the market is more important than timing the market, the stocks to buy are the ones others are selling, and dividends can be an important part of total return. It seeks to identify stocks that may be undervalued or out of favor. While indexing attempts to mirror market trends, the Portfolio's screening process selects stocks from a major index for a combination of value, capital appreciation potential and current dividend income. Because of this disciplined screening process, investors are relieved of making individual buy and sell decisions.

Sales literature and articles may include brief descriptions of the principal businesses of the companies represented in the Portfolio and the research analysis of why they were selected. In addition, they may include research opinions on the economy and industry sectors and include a list of funds generally appropriate for pursuing those recommendations.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio.

You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. Income from dividends will be taxed at ordinary income rates. If you are a corporate investor, you may be eligible for the dividends-received deduction if you satisfy the applicable holding period and other requirements. You should consult your tax adviser in this regard.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption), when you exchange your units for units of another Defined Asset Fund or when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on an "in-kind" distribution to you of your proportional share of the Portfolio Securities, whether it is in redemption of your units or upon termination of the Portfolio. Your holding period for the distributed Securities will include your holding period in your units.

If you do not hold your Portfolio in a currently non-taxable account, (e.g., an IRA account), you may elect to roll over your investment in the Portfolio. If you so elect by November 26, 2001, you will recognize gain or loss only with respect to your share of those Securities that are not rolled over into the new portfolio. You will not recognize gain or loss with respect to your share of those Securities that are rolled over, and your basis in those Securities will remain the same as before the rollover.

If you do not elect the rollover option by the above notification date, but later inform your financial professional that you want to invest in the next S&P Industrial Portfolio, you will recognize gain, if any, with respect to your pro rata share of each security in this Portfolio. You will not be entitled to claim a loss in respect of any security to the extent that the same security is included in your pro rata share of the next S&P Industrial Portfolio.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held your investment that produces the gain or loss for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate tax basis in units that you have purchased for cash will be equal to the cost of the units, including the sales fee. Your aggregate tax basis in units that you hold as a result of a rollover from an earlier portfolio will equal your basis in the Securities that were rolled over from the previous portfolio plus the proceeds (other than proceeds that were paid to you) from the sale of Securities from the portfolio that were not rolled over. You should not increase your basis in your units by deferred sales charges, organizational expenses or by any portion of the Creation and Development Fee. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already have been deducted. Your basis for Securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed Securities and your holding period for the distributed Securities will include your holding period in your units.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses (including the appropriate portion of the Creation and Development Fee), but only to the extent that your share of the expenses together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount, currently $128,950 ($64,475 for a married person filing separately).

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to withholding tax at a rate of 30% (or a lower applicable treaty rate) on your share of dividends received by the Portfolio. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                         REPORT OF INDEPENDENT AUDITORS

The Sponsors, Trustee and Holders of Equity Investor Fund, Select S&P Industrial Portfolio 2000 Series G, Defined Asset Funds (the "Portfolio"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of November 13, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of November 13, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, NY
November 13, 2000

                 STATEMENT OF CONDITION AS OF NOVEMBER 13, 2000

TRUST PROPERTY

Investments--Contracts to purchase
  Securities(1)...................................  $  348,915.63
                                                    -------------
    Total.........................................  $  348,915.63
                                                    =============
LIABILITY AND INTEREST OF HOLDERS
    Reimbursement of Sponsors for organization
     expenses(2)..................................  $      644.97
                                                    -------------
    Subtotal......................................         644.97
                                                    -------------
Interest of Holders of 352,440 Units of fractional
  undivided interest outstanding:(3)
    Cost to investors(4)..........................  $  352,401.23
    Gross underwriting commissions and
     organization expenses(5)(2)..................      (4,130.57)
                                                    -------------
    Subtotal......................................     348,270.66
                                                    -------------
    Total.........................................  $  348,915.63
                                                    =============

----------------------------
        (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on November 10, 2000. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DG Bank, New York Branch, in the amount of $349,208.73 and deposited with the Trustee. The amount of the letter of credit includes $348,915.63 for the purchase of securities.
        (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $1.83 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied. If the actual organization costs exceed the estimated aggregate amount shown above, the Sponsors will pay for this excess amount.
        (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.89 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.
        (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on November 10, 2000.

        (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $1.50 per 1,000 Units is payable on February 1 and February 15, 2001 and thereafter on the 1st day of each month through October 1, 2001. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to October 1, 2001, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

              Defined
            Asset Funds-Registered Trademark-

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
HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         SELECT S&P INDUSTRIAL PORTFOLIO
recent free Information                  2000 SERIES G
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Bank of New York                     complete information about the
1-800-221-7771                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-46178) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                 100833RR--11/00
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